FIELDCREST CANNON, INC.
                           KANNAPOLIS, NORTH CAROLINA 28081


                                    July 29, 1993



          Mr. R. E. Dellinger
          New York

          RE:  Amendment to Employee Retention Agreement

          Dear Bob:

               You and Fieldcrest Cannon, Inc. (the "Company") entered into an Employee Retention Agreement effective July 9, 1993. The Company now deems it appropriate to amend Subsection 5(c) of the Employee Retention Agreement by deleting the phrase "or if your employment with the Company is terminated by you or the Company for any reason (other than your death, Disability or Retirement) within six (6) months after a Change in Control" therefrom. For good and adequate consideration, the receipt of which is hereby acknowledged, you agree to the foregoing amendment. Kindly sign and return to the Company this letter, which will then constitute our agreement on this subject.

                                        Sincerely,

                                        FIELDCREST CANNON, INC.



                                        By:  /s/ James M. Fitzgibbons
                                             Chairman and Chief
                                              Executive Officer


          Agreed to this 30th day of
          July, 1993:


           /s/ R. E. Dellinger
               Signature


           R. E. Dellinger
             Print Name

          Address:

           14 Joanna Way

           Summit, NJ  07901